Exhibit 99.2

August 5, 2008 Second Quarter 2008 Earnings Call Supplemental Information

2 Forward Looking Statements These slides include information that constitutes forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements about our expectations, beliefs and business results in the future. We have attempted, whenever possible, to identify these forward-looking statements using words such as "may," "will," "should," "projects," "estimates," "expects," "plans," "intends," "anticipates," "believes" and variations of these words and similar expressions. Similarly, statements herein that describe our business strategy, prospects, opportunities, outlooks, objectives, plans, intentions or goals are also forward-looking statements. We cannot assure you that our expectations will be achieved or that any deviations will not be material. Forward-looking statements are subject to many assumptions, risks and uncertainties that may cause future results to differ materially from those anticipated. These potential risks and uncertainties include, among others, the uncertainty of future revenue and profitability and potential fluctuations in quarterly operating results due to such factors as disruptions to our clearinghouse operations, modifications to our material contracts, our ability to successfully integrate and support the operations of businesses we acquire, increasing competition, market acceptance of our existing services, our ability to successfully develop and market new services, the uncertainty of whether new services will achieve market acceptance or result in any revenue, and business, regulatory and statutory changes in the communications industry. More information about potential factors that could affect our business and financial results is included in our filings with the Securities and Exchange Commission, including, without limitation, our Annual Report on Form 10-K for the year ended December 31, 2007 and subsequent periodic and current reports. All forward-looking statements are based on information available to us as of August 5, 2008, and we undertake no obligation to update any of the forward-looking statements after August 5, 2008. RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURE NeuStar reports its results in accordance with U.S. generally accepted accounting principles (GAAP). During the presentation, NeuStar is also providing certain non-GAAP financial measures. NeuStar cautions investors that the non-GAAP financial measures presented are intended to supplement NeuStar's GAAP results and are not a substitute for such results. Additionally, the non-GAAP financial measures used by NeuStar may differ from the non- GAAP financial measures used by other companies. A reconciliation of those measures to the most directly comparable GAAP measure is included in these slides.

3 Index Second Quarter 2008 Summary Highlights Key Financial & Operational Metrics 2008 Guidance US NPAC Pricing Table 2008 Share Count Reconciliation Non-GAAP Reconciliation

4 Second Quarter 2008 Summary Highlights Revenue totaled $120.2M; up 21% year-over-year & up 2% sequentially EBITDA totaled $50.3M; up 23% year-over-year & up 138% sequentially EBITDA margin of 42% 138% over Q1-08 is based on EBITDA of $21.1M for the first quarter of 2008; excluding the first quarter impairment charge of $29.0M, EBITDA would be sequentially flat Net Income totaled $22.9M; up 19% year-over-year Net Income margin of 19% Earnings per Share- $0.31 (basic & diluted) Reflects $27.3M increase over the net loss recorded in Q1-08; however, excluding the first quarter impairment charge of $29.0M, net income would be sequentially down 7% Operating Expenses totaled $80.2M; up 17% year-over-year & down 25% sequentially Includes $6.5M depreciation and $3.8M amortization Includes $4.5M of Stock-based Compensation 25% sequential decline is based on total Q1-08 operating expenses of $106.4M, which included a $29.0M impairment charge; excluding this first quarter impairment charge, total operating expenses were up 4% Transactions under our contracts to provide number portability services in the United States totaled 89.8M; up 21% year-over-year & up 3% sequentially Cash, cash equivalents & short-term investments totaled $72.2M Repurchased 800K shares in second quarter; bringing 2008 total to 4.8M shares

5 Second Quarter 2008 P&L Sequential Comparison

Second Quarter 2008 Key Metrics- Financial 6 * In addition to the financial information prepared in accordance with GAAP, also included are Q1-08 EBITDA & Net Income measures in absence of the $29.0 million goodwill impairment charge relating to the company's NGM segment. EBITDA is not a measure of financial performance under GAAP and has no standardized measurement prescribed by GAAP. Management believes that both measures will enhance our investors' understanding of our financial performance and the comparability of the company's operating results to prior periods, as well as against the performance of other companies. However, these non-GAAP financial measures may not be comparable with similar non-GAAP financial measures used by other companies and should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. The company provides the foregoing historical and forward-looking reconciliations to the most directly comparable GAAP financial measures to allow investors to appropriately consider each non-GAAP financial measure. 18% 18% 18% 18%

7 Second Quarter 2008 Key Metrics- Financial Key Metrics- Financial Key Metrics- Financial Key Metrics- Financial Key Metrics- Financial Key Metrics- Financial Key Metrics- Financial Key Metrics- Financial Key Metrics- Financial

8 Second Quarter 2008 Key Performance Indicators NPAC transactions of 89.8M Up 21% from second quarter 2007; up 3% sequentially Effective average price per transaction of $0.873 for second quarter and $0.878 year-to-date At guidance level of 360M transactions for 2008, effective average price per transaction will be $0.872 NGM Revenue of $3.3M Revenue up 116% from second quarter 2007; down 14% sequentially Signed 2 additional carriers; 36 carriers under contract with more than 400M total end-user subscribers Second quarter 2008 IM subscribers of ~925K Ultra Services revenue of $10.8M Revenue up 45% from second quarter 2007; up 12% sequentially Over 200 new customer wins & over 250 customer upgrades during the quarter Common Short Codes under management ~3,100 Revenue up 28% from second quarter 2007; up 8% sequentially Registry Services domain names under management ~3.8M Revenue up 22% from second quarter 2007; flat sequentially

Second Quarter 2008 Key Metrics- Financial 9 9 9 9 9

10 2008 Guidance Provided on August 5, 2008 * In addition to the financial information prepared in accordance with GAAP, also included are EBITDA & Net Income measures in absence of the $29.0 million goodwill impairment charge relating to the company's NGM segment. EBITDA is not a measure of financial performance under GAAP and has no standardized measurement prescribed by GAAP. Management believes that both measures will enhance our investors' understanding of our financial performance and the comparability of the company's operating results to prior periods, as well as against the performance of other companies. However, these non-GAAP financial measures may not be comparable with similar non-GAAP financial measures used by other companies and should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. The company provides the foregoing historical and forward-looking reconciliations to the most directly comparable GAAP financial measures to allow investors to appropriately consider each non-GAAP financial measure.

11 US NPAC Transaction Pricing NeuStar's 2008 NPAC Transaction guidance of 360M would yield an effective price per transaction of $0.872. The precise effective price per transaction is calculated pursuant to a formula in our contracts to provide number portability services in the United States, which provides an incremental reduction of per transaction pricing as transactions surpass the thresholds identified above.

12 2008 Share Count Reconciliation

13 Non-GAAP Reconciliation NeuStar believes that a significant number of investors exclude non-cash expenses in reviewing the company's financial results, and those of other companies, because the amounts of those expenses between companies can vary greatly depending on the assumptions used by an individual company. As a result, the company believes that Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA) is an appropriate supplemental measure for investors. EBITDA and EBITDA per diluted share are not measures of financial performance under GAAP and have no standardized measurement prescribed by GAAP. Management believes that both measures will enhance our investors' understanding of our financial performance and the comparability of the company's operating results to prior periods, as well as against the performance of other companies. However, these non-GAAP financial measures may not be comparable with similar non-GAAP financial measures used by other companies and should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. The company provides the foregoing historical and forward-looking reconciliations to the most directly comparable GAAP financial measures to allow investors to appropriately consider each non-GAAP financial measure. On previous slides, NeuStar has described what its Net Income, EBITDA and other financial measures would have been in the absence of the $29.0 million goodwill impairment charge recorded in the first quarter of 2008 relating to the company's NGM business segment, as well as the resulting Net Income and EBITDA per diluted share amounts associated with those measures.